Exhibit 99.1

■ Ernst & Young LLP	■ Phone: (702) 267-9000
Suite 1450	Fax: (702)267-9010
3800 Howard Hughes Parkway	www.ey.com
Las Vegas, Nevada 89169

March 27, 2007

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

Gentlemen:

We have read Item 4.01 of Form 8-K dated March 20, 2007 of Archon Corporation and are in agreement with the statements contained in the first and second paragraphs on page 2 therein. We have no basis to agree or disagree with other statements of the registrant contained therein.

A member firm of Ernst & Young Global Limited